Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of The Gymboree Corporation (the “Company”) on Form 10-Q for the period ended October 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Blair W. Lambert, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 5, 2005	By: /s/ Blair W. Lambert

Date	Blair W. Lambert
Chief Operating Officer and Chief
Financial Officer